Exhibit 99.1

Sovos Brands, Inc. Announces Closing of Public Offering

LOUISVILLE, Colo. – September 27, 2021 – Sovos Brands, Inc. (“Sovos Brands”) (Nasdaq: SOVO) announced today the closing of its initial public offering of 23,334,000 shares of its common stock at a price to the public of $12.00 per share. Gross proceeds to Sovos Brands were approximately $280.0 million, before underwriting discounts and commissions and estimated offering expenses. The common stock began trading on the Nasdaq Global Select Market on September 23, 2021. Sovos Brands has granted the underwriters a 30-day option to purchase up to an additional 3,500,100 shares of common stock at the initial public offering price, less the underwriting discounts and commissions.

J.P. Morgan and Goldman Sachs acted as joint lead book-running managers for the offering and as representatives of the underwriters. BofA Securities, Credit Suisse, Barclays, UBS Investment Bank, Cowen, Piper Sandler, Stifel and William Blair also acted as book-running managers and Telsey Advisory Group, Drexel Hamilton and Loop Capital Markets acted as co-managers for the offering.

The offering was made only by means of a prospectus. Copies of the final prospectus may be obtained from the Securities and Exchange Commission (the “SEC”) at www.sec.gov or from: J.P. Morgan Securities LLC, c/o Broadridge Financial Solutions, 1155 Long Island Avenue, Edgewood, NY 11717, by telephone at 866-803-9204 or by email at prospectus-eq_fi@jpmchase.com; or Goldman Sachs & Co. LLC, Attn: Prospectus Department, 200 West Street, New York, NY 10282, by telephone at (866) 471-2526 or by email at prospectus-ny@ny.email.gs.com.

A registration statement on Form S-1 relating to the securities being sold in the initial public offering was declared effective by the SEC on September 22, 2021. This press release does not constitute an offer to sell or the solicitation of an offer to buy these securities, nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

About Sovos Brands, Inc.

Sovos Brands, headquartered in Louisville, Colorado, is the fastest growing food company of scale in the United States. As a high growth, purposefully-built food platform and growth accelerator with a portfolio of “one-of-a-kind” brands, all four of the brands – Rao’s, Michael Angelo’s, noosa and Birch Benders – are built with authenticity and high-quality ingredients at their core. Its portfolio includes Rao’s, a premium line of pasta sauces, pizza sauces, dry pastas, frozen entrees and soups; noosa, a premium yoghurt made with whole milk and wildflower honey; Birch Benders, a line of better-for-you pancake and waffle mixes; and Michael Angelo’s, a line of premium frozen Italian entrées. In Latin, sovos translates to “one of a kind” and Sovos Brands leads with a one-of-a-kind approach when it comes to its brands, business and people, offering food experiences that are genuine, delicious and unforgettable.

SOVOS™, SOVOS BRANDS™, RAO'S®, RAO'S HOMEMADE®, NOOSA®, BIRCH BENDERS® and MICHAEL ANGELO'S® are trademarks of Sovos Brands and its subsidiaries.

Forward-Looking Statements

This press release contains forward-looking statements, including, without limitation, statements concerning the conditions of our industry and our operations, performance and financial condition, including in particular, statements relating to our business, growth strategies, product development efforts and future expenses. All statements regarding Sovos Brands other than statements of historical fact or relating to present facts or current conditions included in this press release are forward-looking statements. Forward-looking statements can be identified by words such as “anticipates,” “intends,” “plans,” “seeks,” “believes,” “estimates,” “expects” and similar references to future periods, or by the inclusion of forecasts or projections. Examples of forward-looking statements include, but are not limited to, statements we make regarding the outlook for our future business and financial performance.

Forward-looking statements in this press release are based on our current expectations and assumptions regarding our business, the economy and other future conditions. Because forward-looking statements relate to the future, by their nature, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict. As a result, our actual results may differ materially from those contemplated by the forward-looking statements. Important factors that could cause actual results to differ materially from those in the forward-looking statements include the following: competition in the packaged food industry and our product categories; the COVID-19 pandemic and associated effects; our inability to identify, consummate or integrate new acquisitions or realize the projected benefits of acquisitions; our inability to effectively manage our growth; our inability to successfully introduce new products or failure of recently launched products to meet expectations or remain on-shelf; our inability to expand household penetration and successfully market our products; erosion of the reputation of one or more of our brands; issues with the major retailers, wholesalers, distributors and mass merchants on which we rely, including if they give higher priority to other brands or products, perform poorly or declare bankruptcy; our vulnerability to decreases in the supply of and increases in the price of raw materials and labor, manufacturing, distribution and other costs, and our inability to offset increasing costs through cost savings initiatives or pricing; our vulnerability to the impact of severe weather conditions, natural disasters and other natural events on our manufacturing facilities, co-packers or raw material supplies; failure by us or third-party co-packers or suppliers of raw materials to comply with food safety, environmental or other laws or regulations, or new laws or regulations; our dependence on third-party distributors and third-party co-packers, including one co-packer for the substantial majority of our Rao’s Homemade sauce products; failure to protect, or litigation involving, our tradenames or trademarks and other rights; our level of indebtedness and our duty to comply with covenants under each of our credit facilities; and the interests of our majority stockholder may differ from those of public stockholders. Additional factors or events that could cause our actual performance to differ from these forward-looking statements may emerge from time to time, and it is not possible for us to predict all of them. These factors include but are not limited to those described under “Risk Factors” in Sovos Brands’ registration statement relating to the offering. Should one or more of these risks or uncertainties materialize, or should any of our assumptions prove incorrect, our actual financial condition, results of operations, future performance and business may vary in material respects from the performance projected in these forward-looking statements.

Any forward-looking statement made by us in this press release speaks only as of the date on which it is made. Sovos Brands undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by law. The underwriters and their affiliates (collectively, the “Underwriters”) have not conducted any investigation with respect to the information in this press release, and the Underwriters and Sovos Brands expressly disclaim any and all liability for representations, expressed or implied, contained in, or for omissions from, this press release or any other written or oral communication transmitted to any interested party in the course of its evaluation of Sovos Brands. Only those particular representations and warranties that may be made by Sovos Brands in a definitive written agreement, when and if one is executed, and subject to such limitations and restrictions as may be specified in such agreement, shall have any legal effect. Certain information contained in this press release has been obtained from sources outside of Sovos Brands. While such information is believed to be reliable for the purposes used herein, neither Sovos Brands nor any of its affiliates, directors, officers, members, employees, agents or advisors assume any responsibility for the accuracy of such information.

IR Contact:

Christina Cheng, CFA

ir@sovosbrands.com

Media Contact:
ICR, Inc.
Sovos@icrinc.com